UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21187

PIMCO Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna —1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

Annual Report

September 30, 2013

2-3	Letter from the Chairman of the Board & President
4-5	Fund Insights
6-7	Performance & Statistics
8-24	Schedules of Investments
25	Statements of Assets and Liabilities
26	Statements of Operations
28-29	Statements of Changes in Net Assets
30-42	Notes to Financial Statements
43-45	Financial Highlights
46	Report of Independent Registered Public Accounting Firm
47	Tax Information/Annual Shareholder Meeting Results
48-52	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
53-54	Privacy Policy/Proxy Voting Policies & Procedures
55-56	Dividend Reinvestment Plan
57-58	Board of Trustees
59	Fund Officers

Letter from the Chairman of the Board &

President

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

Municipal bonds generated weak results during the fiscal twelve-month reporting period ended September 30, 2013. Yields moved higher as the US economy continued to expand and the Federal Reserve (the “Fed”) indicated that it may begin tapering its asset purchase program. Investor demand for municipal securities also weakened as the reporting period progressed given concerns regarding the fallout from Detroit’s bankruptcy filing.

12-Month Period in Review

For the 12-month period ended September 30, 2013, PIMCO Municipal Income III returned -5.95% on net asset value (“NAV”) and -15.39% on market price.

For the 12-month period ended September 30, 2013, PIMCO California Municipal Income III returned -4.47% on NAV and -13.98% on market price.

For the 12-month period ended September 30, 2013, PIMCO New York Municipal Income III returned -5.63% on NAV and -6.83% on market price.

The Barclays Municipal Bond Index declined 2.21% while the broad taxable bond market, as represented by the Barclays US Aggregate Bond Index, returned -1.68% during the reporting period.

US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, grew at a 2.8% annual rate during the third quarter of 2012. GDP growth decelerated to a 0.1% annual pace during the fourth quarter, as private inventory investment and federal government spending moderated. However, annual GDP growth rose to 1.1% during the first quarter and 2.5% during the second quarter of 2013. While US economic data was mixed, there were signs of the long-awaited recovery in the housing market. In addition, while unemployment remained elevated, the unemployment rate declined during the reporting period.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy throughout the reporting period. However, with unemployment falling and signs of improving economic activity, in June 2013 the Fed announced its intention to begin tapering it monthly $85 billion asset purchase program. This triggered sharply rising yields and declining bond prices. However, the Fed surprised many investors by choosing not to begin tapering at its meeting in September 2013. This caused yields to decline somewhat from their reporting period peak that occurred in early September. All told, US Treasury bond interest rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.65% to 2.64%. Since municipal bonds tend to track comparable US Treasury bonds, municipal yields increased accordingly.

2	September 30, 2013 |	Annual Report

Outlook

Market volatility increased sharply during the second half of the reporting period. This was partially triggered by concerns regarding the Fed’s plans to taper its asset purchase program, mixed global growth and mounting expectations for the partial US government shutdown on October 1, 2013.

We now expect the Fed’s policy stance to remain accommodative until 2014. In addition, while Fed tapering is likely to create greater volatility, we believe

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the Fed will only raise short-term interest rates if it is confident the economic recovery is on solid footing. Concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC may also contribute to market volatility.

With respect to the US economy, in the wake of the Fed’s decision in September not to taper its bond buying program, some investors may be concerned that the economy is deteriorating. However, recent data indicates continuing improvement in economic conditions, particularly in manufacturing and employment. It appears the Fed’s decision was more preventative in nature, intended to avoid derailing the housing recovery and to offset a drag on the economy created by the possibility of a government shutdown and concerns related to the raising of the debt ceiling.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

Annual Report	| September 30, 2013	3

Fund Insights

PIMCO Municipal Income Funds III

September 30, 2013 (unaudited)

For the 12-month fiscal year ended September 30, 2013, PIMCO Municipal Income III (“Municipal III”) returned -5.95% on net asset value (“NAV”) and -15.39% on market price.

For the 12-month fiscal year ended September 30, 2013, PIMCO California Municipal Income III (“California Municipal III”) returned -4.47% on NAV and -13.98% on market price.

For the 12-month fiscal year ended September 30, 2013, PIMCO New York Municipal Income III (“New York Municipal III”) returned -5.63% on NAV and -6.83% on market price.

The municipal bond market experienced periods of elevated volatility during the 12-month reporting period ended September 30, 2013. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), returned 0.96% during the first half of the period. Supporting the municipal market were improving fundamentals, as many states benefited from positive year-over-year tax receipts. This offset a number of headwinds, including uncertainties surrounding the “fiscal cliff” and the future tax-exempt status of municipal bonds. The second half of the reporting period started off well, as the Index gained 1.10% in April. However, the Index moved sharply lower during the subsequent four months. This turnaround was triggered by sharply rising yields primarily resulting from the Federal Reserve’s (the “Fed”) announcement of a possible shift in monetary policy. Investor demand for municipal bonds also weakened due to several high profile credit events, including Detroit’s bankruptcy filing in July 2013. The Index rallied sharply at the end of the reporting period after the Fed surprised the market and chose not to begin tapering its asset purchase program during its meeting on September 18, 2013. All told, the Index returned -2.21% during the 12-month reporting period. In comparison, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, declined 1.68%.

Overweight duration relative to the Index detracted from the performance of all three Funds as municipal yields moved higher during the 12-months ended September 30, 2013. An underweight exposure to Puerto Rico securities contributed to the Funds’ performance as these securities underperformed the general municipal market during the period. Municipal III’s overweighting to the Industrial Revenue and Water and Sewer sectors detracted from performance as these sectors underperformed the Index. New York Municipal III’s and California Municipal III’s overweighting to Tobacco detracted from performance as this sector underperformed the Index. New York Municipal III’s security selection in the Lease-Backed sector detracted from performance. California Municipal III’s overweighting to the Revenue-Backed sector hindered results as this sector lagged the Index. California Municipal III’s underweighting to the Lease-Backed sector detracted from results as this sector outperformed the Index.

Municipal III’s security selection in the Electric Utility sector was beneficial for performance. Municipal III’s and California Municipal III’s underweighting to the Transportation sector

4	September 30, 2013 |	Annual Report

contributed to performance as this sector underperformed the Index. Municipal III’s underweighting to the Special Tax sector was beneficial given its underperformance versus the Index. New York Municipal III’s overweighting to the Healthcare sector contributed to results due to its outperformance versus the Index. New York Municipal III’s underweighting to the Water and Sewer sector was additive given its underperformance compared to the Index. New York Municipal III’s security selection within the Pre-Refunded sector contributed to performance. California Municipal III’s security selection within the Special Tax sector was positive for performance.

Annual Report	| September 30, 2013	5

Performance & Statistics

PIMCO Municipal Income Funds III

September 30, 2013 (unaudited)

Municipal III: Total Return(1):	Market Price	NAV
1 Year	–15.39%	–5.95%
5 Year	7.01%	6.47%
10 Year	4.24%	3.74%
Commencement of Operations (10/31/02) to 9/30/13	3.88%	3.76%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 9/30/13

Market Price/NAV:
Market Price	$10.45
NAV	$9.58
Premium to NAV	9.08%
Market Price Yield(2)	8.04%
Leverage Ratio(3)	41.13%

Moody’s Ratings

(as a % of total investments)

California Municipal III: Total Return(1):	Market Price	NAV
1 Year	–13.98%	–4.47%
5 Year	5.57%	3.99%
10 Year	3.30%	3.25%
Commencement of Operations (10/31/02) to 9/30/13	2.62%	2.88%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 9/30/13

Market Price/NAV:
Market Price	$9.36
NAV	$9.09
Premium to NAV	2.97%
Market Price Yield(2)	7.69%
Leverage Ratio(3)	44.20%

Moody’s Ratings

(as a % of total investments)

6	September 30, 2013 |	Annual Report

Performance & Statistics

PIMCO Municipal Income Funds III

September 30, 2013 (unaudited)

New York Municipal III: Total Return(1):	Market Price	NAV
1 Year	–6.83%	–5.63%
5 Year	5.74%	1.19%
10 Year	2.62%	1.37%
Commencement of Operations (10/31/02) to 9/30/13	2.04%	1.63%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 9/30/13

Market Price/NAV:
Market Price	$9.30
NAV	$8.51
Premium to NAV	9.28%
Market Price Yield(2)	6.77%
Leverage Ratio(3)	43.48%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at September 30, 2013.

(3) Represents Floating Rate Notes issued in tender option bond transactions and Preferred Shares outstanding (collectively “Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

Annual Report	| September 30, 2013	7

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013

Principal Amount (000s)		Value
Municipal Bonds & Notes – 92.0%
	Alabama – 1.9%
$500	Birmingham Special Care Facs. Financing Auth. Rev., Childrens Hospital, 6.00%, 6/1/39 (AGC)	$551,780
9,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	8,552,340
1,000	State Docks Department Rev., 6.00%, 10/1/40	1,106,840
		10,210,960
	Arizona – 6.4%
	Health Facs. Auth. Rev.,
1,250	Banner Health, 5.00%, 1/1/35, Ser. A	1,263,712
900	Banner Health, 5.50%, 1/1/38, Ser. D	938,943
2,250	Beatitudes Campus Project, 5.20%, 10/1/37	1,795,635
	Pima Cnty. Industrial Dev. Auth. Rev.,
13,000	5.00%, 9/1/39 (i)	13,045,370
750	Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	737,243
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (i)	5,207,700
11,600	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	11,486,784
		34,475,387
	California – 17.2%
	Bay Area Toll Auth. Rev.,
12,000	5.25%, 4/1/53, Ser. S-4	12,152,160
1,500	San Francisco Bay Area, 5.00%, 10/1/29	1,586,040
500	San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	522,475
3,260	San Francisco Bay Area, 5.00%, 10/1/42	3,308,020
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
2,630	4.50%, 6/1/27	2,263,299
3,600	5.125%, 6/1/47	2,512,764
11,120	5.75%, 6/1/47	8,545,275
	Health Facs. Financing Auth. Rev.,
2,500	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	2,708,800
600	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	601,170
4,390	Sutter Health, 5.00%, 8/15/52, Ser. A	4,272,392
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	1,648,275
3,350	Indian Wells Redev. Agcy., Tax Allocation, Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	2,868,873
130	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	135,464
2,000	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,318,180
1,500	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,644,270
1,250	Palomar Pomerado Health, CP, 6.75%, 11/1/39	1,288,750
1,600	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,635,232
	State, GO,
5,000	5.00%, 6/1/37	5,074,800
5,300	5.00%, 12/1/37	5,389,146
1,350	5.25%, 3/1/38	1,403,730

8	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	California (continued)
$1,300	5.25%, 11/1/40	$1,356,095
3,200	5.50%, 3/1/40	3,411,200
2,500	5.75%, 4/1/31	2,778,950
5,000	6.00%, 4/1/38	5,694,850
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	1,024,540
1,935	California Baptist Univ., 5.75%, 11/1/17, Ser. B (a)(d)	2,015,341
2,580	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,995,664
9,200	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	10,411,088
1,200	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	904,188
		92,471,031
	Colorado – 0.7%
	Health Facs. Auth. Rev., Ser. A,
500	Evangelical Lutheran, 6.125%, 6/1/38 (Pre-refunded @ $100, 6/1/14) (c)	519,495
2,000	Sisters of Charity of Leavenworth Health System, 5.00%, 1/1/40	2,025,520
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	574,340
500	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	507,170
		3,626,525
	Connecticut – 0.2%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	1,357,075
	District of Columbia – 2.0%
10,000	Water & Sewer Auth. Rev., 5.50%, 10/1/39, Ser. A (i)	10,621,800
	Florida – 3.6%
3,480	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 5.00%, 4/1/34	3,490,510
500	Broward Cnty. Airport System Rev., 5.375%, 10/1/29, Ser. O	541,585
4,500	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (i)	4,847,310
3,000	Cape Coral Water & Sewer Rev., 5.00%, 10/1/41 (AGM)	3,049,410
350	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	363,685
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital Project, 5.25%, 10/1/34, Ser. B (Pre-refunded @ $100, 10/1/13) (c)	2,500,000
4,200	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (i)	4,339,692
		19,132,192
	Georgia – 0.3%
1,750	Fulton Cnty. Residential Care Facs. for the Elderly Auth. Rev., Lenbrook Project, 5.125%, 7/1/42, Ser. A	1,452,237
400	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	358,524
		1,810,761
	Hawaii – 0.3%
1,500	Hawaii Pacific Health Rev., 5.50%, 7/1/40, Ser. A	1,534,605
	Illinois – 2.6%
1,250	Chicago, GO, 5.00%, 1/1/34, Ser. C	1,177,050
	Finance Auth. Rev.,
1,000	Leafs Hockey Club Project, 5.875%, 3/1/27, Ser. A (b)(f)	340,000

Annual Report	| September 30, 2013	9

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	Illinois (continued)
$625	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (b)(f)	$212,500
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	455,400
1,000	Swedish Covenant Hospital, 6.00%, 8/15/38, Ser. A	1,058,350
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (i)	5,252,500
5,000	State Toll Highway Auth. Rev., 5.50%, 1/1/33, Ser. B	5,332,000
		13,827,800
	Indiana – 1.0%
	Portage, Tax Allocation, Ameriplex Project,
1,000	5.00%, 7/15/23	1,001,730
775	5.00%, 1/15/27	751,533
2,800	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	3,384,892
		5,138,155
	Iowa – 0.1%
	Finance Auth. Rev., Deerfield Retirement Community, Inc., Ser. A (f),
120	5.50%, 11/15/27	70,782
575	5.50%, 11/15/37	336,605
		407,387
	Kentucky – 0.4%
2,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	2,094,040
	Louisiana – 1.3%
	Local Gov’t Environmental Facs. & Community Dev. Auth Rev.,
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	427,760
1,500	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	1,566,765
1,000	Woman’s Hospital Foundation, 6.00%, 10/1/44, Ser. A	1,048,790
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
1,700	5.50%, 5/15/47, Ser. B	1,689,562
2,000	6.50%, 5/15/37	2,139,620
		6,872,497
	Maryland – 0.8%
1,000	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	1,010,980
	Health & Higher Educational Facs. Auth. Rev.,
1,500	Calvert Health System, 5.50%, 7/1/36 (Pre-refunded @ $100, 7/1/14) (c)	1,559,445
700	Charlestown Community, 6.25%, 1/1/41	750,806
1,000	Lifebridge Health, 6.00%, 7/1/41	1,099,150
		4,420,381
	Massachusetts – 1.4%
	Dev. Finance Agcy. Rev.,
295	Adventcare Project, 7.625%, 10/15/37	315,544
140	Linden Ponds, Inc. Fac., zero coupon, 11/15/56, Ser. B (b)	797
529	Linden Ponds, Inc. Fac., 6.25%, 11/15/39, Ser. A-1	446,698
4,910	Housing Finance Agcy. Rev., 5.125%, 6/1/43, Ser. H	4,910,393
1,600	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	1,743,904
		7,417,336

10	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	Michigan – 4.2%
$1,500	Detroit, GO, 5.25%, 11/1/35	$1,386,900
9,320	Detroit Sewage Disposal System Rev., 5.00%, 7/1/32, Ser. A (AGM)	8,614,197
	Detroit Water Supply System Rev.,
3,000	5.00%, 7/1/34, Ser. A (NPFGC)	2,725,770
7,555	5.00%, 7/1/34, Ser. B (NPFGC)	6,813,703
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	1,802,355
1,300	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,381,913
		22,724,838
	Missouri – 0.1%
250	Jennings Rev., Northland Redev. Area Project, 5.00%, 11/1/23	232,933
500	Manchester, Tax Allocation, Highway 141/Manchester Road Project, 6.875%, 11/1/39	509,805
		742,738
	New Hampshire – 0.4%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	2,068,240
	New Jersey – 8.1%
1,000	Camden Cnty. Improvement Auth. Rev., Cooper Health Systems Group, 5.00%, 2/15/35, Ser. A	949,590
4,500	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/1/28	4,983,615
300	Economic Dev. Auth. Rev., Newark Airport Marriott Hotel, 7.00%, 10/1/14	305,559
	Health Care Facs. Financing Auth. Rev.,
2,000	Robert Wood Johnson Univ. Hospital, 5.50%, 7/1/43	2,066,880
1,000	St. Peters Univ. Hospital, 5.75%, 7/1/37	923,370
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,600	4.75%, 6/1/34	1,172,080
20,745	5.00%, 6/1/41	14,860,058
18,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	18,228,240
		43,489,392
	New Mexico – 0.2%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	1,052,110
	New York – 11.8%
9,800	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.25%, 7/15/40	10,280,396
5,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	5,301,050
1,700	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.50%, 10/1/37	1,848,053
3,000	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	3,064,050
1,150	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	626,117
10,450	New York City Industrial Dev. Agcy. Rev., Yankee Stadium, 7.00%, 3/1/49 (AGC)	12,005,169
	New York City Water & Sewer System Rev. (i),
4,900	5.00%, 6/15/37, Ser. D	5,009,466
4,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD	4,063,480
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	10,201,500
11,255	4 World Trade Center Project, 5.00%, 11/15/44	11,351,568
		63,750,849

Annual Report	| September 30, 2013	11

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	North Carolina – 1.5%
$1,500	Medical Care Commission Rev., Cleveland Cnty. Healthcare, 5.00%, 7/1/35, Ser. A (AMBAC) (Pre-refunded @ $100, 7/1/14) (c)	$1,553,295
6,000	New Hanover Cnty. Rev., New Hanover Regional Medical Center, 5.00%, 10/1/28	6,298,140
		7,851,435
	Ohio – 4.0%
500	Allen Cnty. Catholic Healthcare Rev., Allen Hospital, 5.00%, 6/1/38, Ser. A	495,070
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
2,350	5.875%, 6/1/47	1,763,581
8,000	6.50%, 6/1/47	6,512,320
3,500	Hamilton Cnty. Healthcare Rev., Christ Hospital Project, 5.00%, 6/1/42	3,220,420
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A (Pre-refunded @ $100, 1/15/15) (c)	541,410
3,500	JobsOhio Beverage System Rev., 5.00%, 1/1/38, Ser. A	3,569,860
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A (Pre-refunded @ $100, 11/15/14) (c)	533,605
5,000	State Turnpike Commission Rev., 5.00%, 2/15/48, Ser. A-1	5,051,900
		21,688,166
	Pennsylvania – 3.6%
1,000	Allegheny Cnty. Hospital Dev. Auth. Rev., Univ. of Pittsburgh Medical Center, 5.625%, 8/15/39	1,055,270
6,600	Berks Cnty. Municipal Auth. Rev., Reading Hospital Medical Center, 5.00%, 11/1/44, Ser. A	6,548,256
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	757,538
670	6.00%, 7/1/35	680,130
1,000	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	1,071,070
1,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B (f)	733,375
100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	104,993
500	Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36, Ser. A	520,150
	Turnpike Commission Rev.,
5,000	5.00%, 12/1/43, Ser. C	5,071,300
3,000	5.125%, 12/1/40, Ser. D	3,030,570
		19,572,652
	South Carolina – 4.1%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	1,027,020
800	State Ports Auth. Rev., 5.25%, 7/1/40	823,720
	State Public Service Auth. Rev.,
15,000	5.50%, 12/1/53, Ser. E (e)	15,303,150
5,000	Sanatee Cooper, 5.125%, 12/1/43, Ser. B	5,157,550
		22,311,440
	Tennessee – 0.4%
1,250	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	1,317,725

12	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	Tennessee (continued)
$1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38, Ser. A	$1,043,190
		2,360,915
	Texas – 9.0%
1,300	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	1,353,105
4,500	Grand Parkway Transportation Corp. Rev., 5.00%, 4/1/53, Ser. B	4,393,935
2,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	2,008,640
	North Harris Cnty. Regional Water Auth. Rev.,
5,500	5.25%, 12/15/33	5,822,190
5,500	5.50%, 12/15/38	5,835,775
	North Texas Tollway Auth. Rev.,
3,000	5.00%, 1/1/38	3,030,630
600	5.50%, 9/1/41, Ser. A	647,412
10,800	5.625%, 1/1/33, Ser. A	11,374,668
700	5.75%, 1/1/33, Ser. F	737,835
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	3,362,400
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
150	5.25%, 12/15/26, Ser. A	158,641
8,100	6.25%, 12/15/26, Ser. D	9,428,238
500	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	555,310
		48,708,779
	Virginia – 0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	1,085,210
	James City Cnty. Economic Dev. Auth. Rev., United Methodist Home, Ser. A,
201	2.00%, 10/1/48 (f)	5,317
621	6.00%, 6/1/43	510,229
		1,600,756
	Washington – 3.5%
	Health Care Facs. Auth. Rev.,
500	Kadlec Regional Medical Center, 5.50%, 12/1/39	467,165
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	1,187,300
17,000	Tobacco Settlement Auth. of Washington Rev., 6.50%, 6/1/26	17,016,150
		18,670,615
	West Virginia – 0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	1,195,680
	Wisconsin – 0.4%
	Health & Educational Facs. Auth. Rev.,
1,000	Aurora Health Care, Inc., 5.625%, 4/15/39, Ser. A	1,045,780
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	1,095,760
		2,141,540
	Total Municipal Bonds & Notes (cost-$481,359,332)	495,348,077

Annual Report	| September 30, 2013	13

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
Variable Rate Notes – 2.8%
	California – 0.4%
$1,675	Los Angeles Community College Dist., GO, 14.018%, 8/1/33, Ser. 3096 (a)(d)(g)(h)	$1,941,342
	Florida – 1.0%
5,000	Greater Orlando Aviation Auth. Rev., 9.539%, 10/1/39, Ser. 3174 (a)(d)(g)(h)	5,376,600
	Texas – 1.4%
6,500	JPMorgan Chase Putters/Drivers Trust, GO, 9.47%, 2/1/17, Ser. 3480 (a)(d)(g)(h)	7,468,370
	Total Variable Rate Notes (cost-$13,082,894)	14,786,312

Short-Term Investments – 5.2%
	U.S. Treasury Obligations – 5.2%
	U.S. Treasury Notes,
11,100	0.25%, 4/30/14	11,111,921
3,300	0.25%, 5/31/14	3,303,673
100	0.25%, 6/30/14	100,119
3,000	0.625%, 7/15/14	3,012,597
10,500	2.25%, 5/31/14	10,650,728
	Total U.S. Treasury Obligations (cost-$28,166,594)	28,179,038
	Total Investments (cost-$522,608,820) – 100.0%	$538,313,427

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	20.2%
Tobacco Settlement Funded	10.3
Highway Revenue Tolls	8.3
Miscellaneous Revenue	7.4
Water Revenue	7.2
Natural Gas Revenue	4.8
Recreational Revenue	4.3
Electric Power & Light Revenue	4.2
Sewer Revenue	3.6
Port, Airport & Marina Revenue	3.6
College & University Revenue	2.7
Industrial Revenue	2.6
Lease (Appropriation)	2.4
Local or Guaranteed Housing	1.1
Miscellaneous Taxes	1.0
Transit Revenue	0.7
Tax Increment/Allocation Revenue	0.1

Total Revenue Bonds		84.5%
General Obligation		8.0
U.S. Treasury Obligations		5.2
Tax Allocation		1.2
Special Assessment		0.9
Certificates of Participation		0.2

Total Investments		100.0%

14	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund III

September 30, 2013 (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $16,801,653, representing 3.1% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after September 30, 2013.

(f)	In default.

(g)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(h)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2013.

(i)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(j)	Floating Rate Notes – The weighted average daily balance of Floating Rate Notes outstanding during the year ended September 30, 2013 was $30,682,041 at a weighted average interest rate, including fees, of 0.76%.

(k)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets

Municipal Bonds & Notes	—	$495,348,077	—	$495,348,077
Variable Rate Notes	—	14,786,312	—	14,786,312
Short-Term Investments	—	28,179,038	—	28,179,038
Totals	—	$538,313,427	—	$538,313,427

At September 30, 2013, there were no transfers between Levels 1 and 2.

(l)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended September 30, 2013:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$102,246

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.

See accompanying Notes to Financial Statements	| September 30, 2013 |	Annual Report	15

Schedule of Investments

PIMCO California Municipal Income Fund III

September 30, 2013

Principal Amount (000s)		Value
California Municipal Bonds & Notes – 91.7%
	Bay Area Toll Auth. Rev.,
$8,000	5.25%, 4/1/48, Ser. S-4	$8,228,880
1,250	San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	1,306,187
1,000	Cathedral City Public Financing Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (NPFGC)	906,380
1,150	Ceres Redev. Agcy., Tax Allocation, Project Area No. 1, 5.00%, 11/1/33 (NPFGC)	1,075,273
2,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	2,166,060
550	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	570,422
1,415	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.625%, 8/1/33, Ser. A	1,353,815
	Educational Facs. Auth. Rev. (f),
9,800	Claremont McKenna College, 5.00%, 1/1/39	10,067,442
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	10,384,400
1,695	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	1,739,646
	Golden State Tobacco Securitization Corp. Rev.,
11,000	5.00%, 6/1/45 (AMBAC-TCRS)	10,609,830
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	3,858,120
23,585	5.75%, 6/1/47, Ser. A-1	18,124,129
	Health Facs. Financing Auth. Rev.,
4,000	Adventist Health System, 5.75%, 9/1/39, Ser. A	4,295,440
1,935	Catholic Healthcare West, 6.00%, 7/1/34, Ser. A	1,979,486
4,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	4,334,080
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	558,830
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (NPFGC)	6,006,420
1,300	Scripps Health, 5.00%, 11/15/36, Ser. A	1,310,829
2,900	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,014,376
1,000	Sutter Health, 5.00%, 8/15/35, Ser. D	1,022,780
5,000	Sutter Health, 5.00%, 8/15/38, Ser. A	5,031,900
500	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	500,975
15,000	Sutter Health, 5.00%, 8/15/52, Ser. A	14,598,150
1,200	Sutter Health, 6.00%, 8/15/42, Ser. B	1,318,620
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	540,290
2,120	Long Beach Airport Rev., 5.00%, 6/1/40, Ser. A	2,092,186
5,000	Long Beach Unified School Dist., GO, 5.75%, 8/1/33, Ser. A	5,641,550
	Los Angeles Department of Water & Power Rev.,
6,000	4.75%, 7/1/30, Ser. A-2 (AGM) (f)	6,181,020
2,000	5.00%, 7/1/37, Ser. B	2,109,960
10,000	5.00%, 7/1/39, Ser. A (f)	10,254,100
10,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I (f)	10,383,200
1,700	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	1,970,453
550	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	552,140
1,000	Manteca Financing Auth. Sewer Rev., 5.75%, 12/1/36	1,092,380
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (f)	5,260,800
3,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	3,138,420
905	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	992,043
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	1,254,925

16	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
$1,250	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(c)	$1,213,150
1,905	Poway Unified School Dist., Special Tax, 5.125%, 9/1/28	1,929,975
500	Rocklin Unified School Dist. Community Facs. Dist., Special Tax, 5.00%, 9/1/29 (NPFGC)	499,995
3,000	Sacramento Municipal Utility Dist. Rev., 5.00%, 8/15/37, Ser. A	3,111,030
1,325	San Diego Cnty. Regional Airport Auth. Rev., 5.00%, 7/1/43, Ser. A	1,338,144
6,250	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	6,535,500
4,000	San Diego Public Facs. Financing Auth. Sewer Rev., 5.25%, 5/15/39, Ser. A	4,145,240
2,200	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	2,364,472
1,000	San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/43	1,042,450
1,500	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,677,495
12,200	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (FGIC-NPFGC)	12,266,978
1,000	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,022,020
500	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	527,470
1,200	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,362,120
4,425	South Tahoe JT Powers Financing Auth. Rev., South Tahoe Redev. Project, 5.45%, 10/1/33, Ser. 1-A	3,978,385
7,300	State, GO, 6.00%, 4/1/38	8,314,481
	State Public Works Board Rev.,
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,250,580
2,500	Judicial Council Projects, 5.00%, 3/1/38, Ser. A (b)	2,509,200
2,050	Univ. CA M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	2,055,084
9,200	State Univ. Rev., 5.00%, 11/1/42, Ser. A	9,470,664
	Statewide Communities Dev. Auth. Rev.,
500	American Baptist Homes West, 6.25%, 10/1/39	512,270
1,300	California Baptist Univ., 5.50%, 11/1/38, Ser. A	1,200,394
460	California Baptist Univ., 6.50%, 11/1/21	502,177
1,015	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	1,080,833
1,015	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	1,080,833
4,500	Kaiser Permanente, 5.00%, 3/1/41, Ser. B	4,508,910
8,500	Kaiser Permanente, 5.00%, 4/1/42, Ser. A	8,523,290
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,070,490
7,300	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA Mtg. Ins.)	7,321,535
1,780	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,066,776
6,430	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	7,276,445
3,100	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	3,290,836
1,800	Sutter Health, 6.00%, 8/15/42, Ser. A	1,977,930
2,375	The Internext Group, CP, 5.375%, 4/1/30	2,379,964
11,000	Trinity Health, 5.00%, 12/1/41	11,079,860
2,000	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	2,003,000
1,505	Successor Agcy. to the San Francisco City & Cnty. Redev. Agcy., Special Tax, 5.00%, 8/1/28	1,503,329

Annual Report	| September 30, 2013	17

Schedule of Investments

PIMCO California Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
	Tobacco Securitization Agcy. Rev.,
$8,100	Alameda Cnty., 5.875%, 6/1/35	$7,497,522
7,000	Alameda Cnty., 6.00%, 6/1/42	6,256,670
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	1,934,840
2,950	Torrance Rev., Torrance Memorial Medical Center, 5.50%, 6/1/31, Ser. A	2,955,693
	Univ. of California Rev.,
5,000	5.00%, 5/15/42, Ser. G	5,187,550
5,000	5.00%, 5/15/43, Ser. J	5,053,000
2,000	Western Municipal Water Dist. Facs. Auth. Rev., 5.00%, 10/1/39, Ser. B	2,026,860
1,000	Westlake Village, CP, 5.00%, 6/1/39	1,007,610
2,750	Woodland Finance Auth. Rev., 5.00%, 3/1/32 (XLCA)	2,740,045
	Total California Municipal Bonds & Notes (cost-$315,352,386)	325,479,032

Other Municipal Bonds & Notes – 3.2%
	Indiana – 1.4%
5,000	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.75%, 9/1/42 (a)(c)	5,011,850
	New Jersey – 0.2%
1,000	Tobacco Settlement Financing Corp. Rev., 4.75%, 6/1/34, Ser. 1-A	732,550
	New York – 1.0%
3,300	New York City Water & Sewer System Rev., 5.00%, 6/15/37, Ser. D (f)	3,373,722
	Ohio – 0.6%
2,000	American Municipal Power, Inc. Rev., Fremont Energy Center Project, 5.00%, 2/15/42, Ser. B	2,025,800
	Total Other Municipal Bonds & Notes (cost-$8,840,971)	11,143,922

California Variable Rate Notes – 0.3%
1,000	Los Angeles Community College Dist., GO, 14.018%, 8/1/33, Ser. 3096 (a)(c)(d)(e) (cost-$996,705)	1,159,010

Short-Term Investments – 4.8%
	U.S. Treasury Obligations – 4.2%
200	U.S. Treasury Bills, 0.097%-0.124%, 7/24/14-8/21/14 (g)	199,811
	U.S. Treasury Notes,
2,900	0.25%, 4/30/14	2,903,115
3,800	1.00%, 5/15/14	3,821,819
7,800	2.25%, 5/31/14	7,911,969
	Total U.S. Treasury Obligations (cost-$14,829,986)	14,836,714
	U.S. Government Agency Securities (g) – 0.6%
1,300	Federal Home Loan Bank Discount Notes, 0.049%, 12/4/13	1,299,889
900	Freddie Mac Discount Notes, 0.046%, 12/2/13	899,930
	Total U.S. Government Agency Securities (cost-$2,199,819)	2,199,819
	Total Short-Term Investments (cost-$17,029,805)	17,036,533
	Total Investments (cost-$342,219,867) – 100.0%	$354,818,497

18	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund III

September 30, 2013 (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	29.8%
Tobacco Settlement Funded	13.8
College & University Revenue	11.5
Electric Power & Light Revenue	6.1
Water Revenue	4.2
Lease (Abatement)	2.8
Highway Revenue Tolls	2.7
Sewer Revenue	1.5
Natural Gas Revenue	1.2
Tax Increment/Allocation Revenue	1.1
Port, Airport & Marina Revenue	1.0
Local or Guaranteed Housing	0.7
Hotel Occupancy Tax	0.5

Total Revenue Bonds		76.9%
General Obligation		8.7
Tax Allocation		4.9
U.S. Treasury Obligations		4.2
Certificates of Participation		3.6
Special Tax		1.1
U.S. Government Agency Securities		0.6

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $7,384,010, representing 2.1% of total investments.

(b)	Illiquid.

(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(e)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2013.

(f)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(g)	Rates reflect the effective yields at purchase date.

(h)	Floating Rate Notes – The weighted average daily balance of Floating Rate Notes outstanding during the year ended September 30, 2013 was $33,633,688 at a weighted average interest rate, including fees, of 0.69%.

Annual Report	| September 30, 2013	19

Schedule of Investments

PIMCO California Municipal Income Fund III

September 30, 2013 (continued)

(i)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets

California Municipal Bonds & Notes	—	$325,479,032	—	$325,479,032
Other Municipal Bonds & Notes	—	11,143,922	—	11,143,922
California Variable Rate Notes	—	1,159,010	—	1,159,010
Short-Term Investments	—	17,036,533	—	17,036,533
Totals	—	$354,818,497	—	$354,818,497

At September 30, 2013, there were no transfers between Levels 1 and 2.

(j)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended September 30, 2013:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$95,208

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins.	-	insured by California Mortgage Insurance
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
TCRS	-	Temporary Custodian Receipts
XLCA	-	insured by XL Capital Assurance

20	Annual Report	| September 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO New York Municipal Income Fund III

September 30, 2013

Principal Amount (000s)		Value
New York Municipal Bonds & Notes – 91.8%
$1,000	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.375%, 7/15/43	$1,055,620
1,500	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	1,508,115
730	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	569,714
4,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	4,240,840
	Liberty Dev. Corp. Rev.,
1,050	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,128,687
2,400	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,609,016
1,500	Long Island Power Auth. Rev., 5.75%, 4/1/39, Ser. A	1,604,670
	Metropolitan Transportation Auth. Rev.,
5,220	5.00%, 11/15/32, Ser. A (FGIC-NPFGC)	5,231,797
500	5.00%, 11/15/34, Ser. B	520,810
2,000	5.00%, 11/15/42, Ser. C	2,021,200
4,000	5.00%, 11/15/43, Ser. B	4,054,680
1,500	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	1,561,575
500	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	272,225
	New York City Industrial Dev. Agcy. Rev.,
600	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	649,632
2,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	2,527,404
2,000	New York City Transitional Finance Auth. Rev., 5.00%, 5/1/39, Ser. F-1	2,083,440
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society,
2,000	5.00%, 8/1/33, Ser. A	2,127,640
3,450	5.00%, 2/1/34 (FGIC-NPFGC) (Pre-refunded @ $100, 2/1/14) (a)	3,504,579
	New York City Water & Sewer System Rev., Second Generation Resolutions,
5,000	4.75%, 6/15/35, Ser. DD (b)	5,079,350
1,500	5.00%, 6/15/39, Ser. GG-1	1,551,720
2,500	5.00%, 6/15/47, Ser. BB	2,579,850
4,000	New York Liberty Dev. Corp. Rev., 4 World Trade Center Project, 5.75%, 11/15/51	4,280,480
400	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	415,448
600	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	650,712
	State Dormitory Auth. Rev.,
750	5.00%, 2/15/29, Ser. A	824,685
1,000	5.00%, 3/15/38, Ser. A	1,039,570
2,350	5.00%, 7/1/42, Ser. A	2,423,719
250	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	271,283
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	3,750,472
1,200	Teachers College, 5.50%, 3/1/39	1,234,380
500	The New School, 5.50%, 7/1/40	521,970
750	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	765,503
1,600	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	1,631,280
	State Urban Dev. Corp. Rev.,
2,400	5.00%, 3/15/35, Ser. B	2,442,936
2,200	5.00%, 3/15/36, Ser. B-1 (b)	2,297,966

Annual Report	| September 30, 2013	21

Schedule of Investments

PIMCO New York Municipal Income Fund III

September 30, 2013 (continued)

Principal Amount (000s)		Value
$2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (b)	$2,107,920
1,400	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	1,423,968
	TSASC, Inc. Rev., Ser. 1,
2,000	5.00%, 6/1/26	1,776,900
100	5.00%, 6/1/34	78,224
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,001,380
600	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	656,610
100	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	100,395
	Total New York Municipal Bonds & Notes (cost-$75,368,025)	77,178,365

Other Municipal Bonds & Notes – 2.8%
	District of Columbia – 0.2%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	181,928
	Ohio – 1.8%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
1,250	5.875%, 6/1/47	938,075
700	6.50%, 6/1/47	569,828
		1,507,903
	U. S. Virgin Islands – 0.6%
500	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	517,775
	Washington – 0.2%
135	Tobacco Settlement Auth. of Washington Rev., 6.625%, 6/1/32	135,160
	Total Other Municipal Bonds & Notes (cost-$2,374,397)	2,342,766

Short-Term Investments – 5.4%
	U.S. Treasury Obligations – 4.4%
1,100	U.S. Treasury Bills, 0.038%-0.074%, 1/2/14-1/16/14 (c)	1,099,793
	U.S. Treasury Notes,
100	0.125%, 12/31/13	100,023
500	0.25%, 3/31/14	500,498
200	0.25%, 4/30/14	200,215
200	0.25%, 6/30/14	200,238
1,600	2.25%, 5/31/14	1,622,968
	Total U.S. Treasury Obligations (cost-$3,722,562)	3,723,735
	U.S. Government Agency Securities – 1.0%
800	Federal Home Loan Bank Discount Notes, 0.073%, 3/28/14 (c) (cost-$799,715)	799,715
	Total Short-Term Investments (cost-$4,522,277)	4,523,450
	Total Investments (cost-$82,264,699) – 100.0%	$84,044,581

22	September 30, 2013 |	Annual Report

Schedule of Investments

PIMCO New York Municipal Income Fund III

September 30, 2013 (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Transit Revenue	14.1%
Water Revenue	11.9
Industrial Revenue	11.3
Health, Hospital & Nursing Home Revenue	10.8
Income Tax Revenue	10.3
Recreational Revenue	8.4
College & University Revenue	7.2
Miscellaneous Taxes	5.0
Highway Revenue Tolls	4.5
Tobacco Settlement Funded	4.4
Miscellaneous Revenue	4.0
Electric Power & Light Revenue	1.9
Port, Airport & Marina Revenue	0.8

Total Revenue Bonds		94.6%
U.S. Treasury Obligations		4.4
U.S. Government Agency Securities		1.0

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(b)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(c)	Rates reflect the effective yields at purchase date.

(d)	Floating Rate Notes – The weighted average daily balance of Floating Rate Notes outstanding during the year ended September 30, 2013 was $7,023,411 at a weighted average interest rate, including fees, of 0.73%.

(e)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets

New York Municipal Bonds & Notes	—	$77,178,365	—	$77,178,365
Other Municipal Bonds & Notes	—	2,342,766	—	2,342,766
Short-Term Investments	—	4,523,450	—	4,523,450
Totals	—	$84,044,581	—	$84,044,581

At September 30, 2013, there were no transfers between Levels 1 and 2.

Annual Report	| September 30, 2013	23

Schedule of Investments

PIMCO New York Municipal Income Fund III

September 30, 2013 (continued)

(f)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended September 30, 2013:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$15,868

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
NPFGC	-	insured by National Public Finance Guarantee Corp.

24	Annual Report	| September 30, 2013 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Municipal Income Funds III

September 30, 2013

	Municipal III	California Municipal III	New York Municipal III

Assets:
Investments, at value (cost-$522,608,820, $342,219,867 and $82,264,699, respectively)	$538,313,427	$354,818,497	$84,044,581
Cash	149,607	548,900	232,587
Interest receivable	8,244,473	5,257,017	1,100,083
Receivable for investments sold	5,000	–	–
Prepaid expenses and other assets	22,681	15,775	9,665
Total Assets	546,735,188	360,640,189	85,386,916

Liabilities:
Payable for Floating Rate Notes issued	28,421,219	33,633,688	4,933,000
Payable for investments purchased	15,291,150	–	–
Dividends payable to common and preferred shareholders	2,276,637	1,323,720	296,856
Investment management fees payable	262,572	170,650	42,200
Interest payable	62,275	51,101	8,945
Accrued expenses and other liabilities	190,477	215,565	98,812
Total Liabilities	46,504,330	35,394,724	5,379,813
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560, 5,000 and 1,280 issued and outstanding , respectively)	189,000,000	125,000,000	32,000,000
Net Assets Applicable to Common Shareholders	$311,230,858	$200,245,465	$48,007,103

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$325	$220	$56
Paid-in-capital in excess of par	443,475,041	298,242,793	77,180,655
Undistributed net investment income	643,516	7,131,184	1,837,264
Accumulated net realized loss	(148,592,748)	(117,717,682)	(32,790,284)
Net unrealized appreciation	15,704,724	12,588,950	1,779,412
Net Assets Applicable to Common Shareholders	$311,230,858	$200,245,465	$48,007,103
Common Shares Issued and Outstanding	32,489,669	22,033,434	5,642,953
Net Asset Value Per Common Share	$9.58	$9.09	$8.51

See accompanying Notes to Financial Statements	| September 30, 2013 |	Annual Report	25

Statements of Operations

PIMCO Municipal Income Funds III

Year ended September 30, 2013

	Municipal III	California Municipal III	New York Municipal III

Investment Income:
Interest	$28,851,332	$20,313,778	$4,389,438

Expenses:
Investment management	3,485,200	2,234,746	548,774
Auction agent and commissions	309,900	200,526	53,246
Interest	233,837	232,402	51,489
Custodian and accounting agent	116,765	85,480	50,058
Audit and tax services	67,388	67,821	66,354
Shareholder communications	54,646	31,992	21,844
Trustees	35,776	22,760	5,326
Transfer agent	26,297	25,679	25,916
New York Stock Exchange listing	26,237	21,736	21,537
Legal	24,789	13,818	6,622
Insurance	12,651	9,535	5,147
Miscellaneous	12,753	12,147	10,844
Total Expenses	4,406,239	2,958,642	867,157
Less: custody credits earned on cash balances	(828)	(381)	(53)
Net Expenses	4,405,411	2,958,261	867,104

Net Investment Income	24,445,921	17,355,517	3,522,334

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,532,427)	2,496,237	358,554
Swaps	102,246	95,208	15,868
Net change in unrealized appreciation/depreciation of investments	(41,293,409)	(29,056,661)	(6,714,820)
Net Realized and Change in Unrealized Loss	(43,723,590)	(26,465,216)	(6,340,398)
Net Decrease in Net Assets Resulting from Investment Operations	(19,277,669)	(9,109,699)	(2,818,064)
Dividends on Preferred Shares from Net Investment Income	(374,516)	(254,596)	(66,172)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(19,652,185)	$(9,364,295)	$(2,884,236)

26	Annual Report	| September 30, 2013 |	See accompanying Notes to Financial Statements

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Annual Report	| September 30, 2013	27

Statements of Changes in Net Assets

Applicable to Common Shareholders

PIMCO Municipal Income Funds III

	Municipal III
	Year ended September 30, 2013	Year ended September 30, 2012
Investment Operations:
Net investment income	$24,445,921	$26,851,939
Net realized gain (loss)	(2,430,181)	(3,387,164)
Net change in unrealized appreciation/depreciation	(41,293,409)	47,169,941
Net increase (decrease) in net assets resulting from investment operations	(19,277,669)	70,634,716
Dividends on Preferred Shares from Net Investment Income	(374,516)	(459,781)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(19,652,185)	70,174,935
Dividends to Common Shareholders from Net Investment Income	(27,255,960)	(27,184,685)

Common Share Transactions:
Reinvestment of dividends	1,000,063	1,127,973
Total increase (decrease) in net assets applicable to common shareholders	(45,908,082)	44,118,223

Net Assets Applicable to Common Shareholders:
Beginning of year	357,138,940	313,020,717
End of year*	$311,230,858	$357,138,940
*Including undistributed net investment income of:	$643,516	$3,817,545

Common Shares Issued in Reinvestment of Dividends	87,544	101,480

28	Annual Report	| September 30, 2013 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Applicable to Common Shareholders (continued)

PIMCO Municipal Income Funds III

California Municipal III		New York Municipal III
Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2013	Year ended September 30, 2012

$17,355,517	$17,843,450	$3,522,334	$4,353,193
2,591,445	(3,446,529)	374,422	(105,183)
(29,056,661)	26,851,541	(6,714,820)	4,046,722
(9,109,699)	41,248,462	(2,818,064)	8,294,732
(254,596)	(303,346)	(66,172)	(78,584)
(9,364,295)	40,945,116	(2,884,236)	8,216,148
(15,836,250)	(15,785,355)	(3,551,504)	(3,543,427)

849,920	687,943	115,740	164,219
(24,350,625)	25,847,704	(6,320,000)	4,836,940

224,596,090	198,748,386	54,327,103	49,490,163
$200,245,465	$224,596,090	$48,007,103	$54,327,103
$7,131,184	$5,860,568	$1,837,264	$1,935,488

82,306	70,417	11,968	17,760

See accompanying Notes to Financial Statements	| September 30, 2013 |	Annual Report	29

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund III (“Municipal III”), PIMCO California Municipal Income Fund III (“California Municipal III”) and PIMCO New York Municipal Income Fund III (“New York Municipal III”), (each a “Fund” and collectively the “Funds” or “PIMCO Municipal Income Funds III”), were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from U.S. federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated

objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

30	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices

Annual Report	| September 30, 2013	31

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, and the next coupon reset date. To the extent that these inputs are observable, the values of

32	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker.

Annual Report	| September 30, 2013	33

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed

34	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The

Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

(l) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn

Annual Report	| September 30, 2013	35

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

1. Organization and Significant Accounting Policies (continued)

credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by

36	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

2. Principal Risks (continued)

performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds ability to trade, and the availability of prices from independent pricing services or dealer quotations. Some of these securities are illiquid and not actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-

the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the

Annual Report	| September 30, 2013	37

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

3. Financial Derivative Instruments (continued)

Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Assets and Liabilities. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified

38	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

4. Investment Manager/Sub-Adviser

rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended September 30, 2013, purchases and sales of investments, other than short-term securities were:

	Municipal III	California Municipal III	New York Municipal III
Purchases	$108,595,096	$92,063,754	$14,776,355
Sales	122,864,630	106,578,914	23,110,297

6. Income Tax Information

The tax character of dividends paid was:

	Year ended September 30, 2013		Year ended September 30, 2012
	Ordinary Income	Tax Exempt Income	Ordinary Income	Tax Exempt Income
Municipal III	$417,513	$27,212,963	$296,167	$27,348,299
California Municipal III	1,861,572	14,229,274	1,306,838	14,781,863
New York Municipal III	93,390	3,524,286	542,793	3,079,218

At September 30, 2013, the components of distributable earnings were:

	Tax Exempt Income	Capital Loss Carryforwards(1)	Post – October Capital Loss(2)
			Short-Term	Long-Term
Municipal III	$699,627	$147,204,709	$1,974,084	$222,223
California Municipal III	7,131,184	116,469,057	1,385,591	—
New York Municipal III	1,837,264	32,879,809	—	—

Annual Report	| September 30, 2013	39

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

6. Income Tax Information (continued)

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2012 through September 30, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At September 30, 2013, capital loss carryforward amounts were:

	Year of Expiration						No Expiration(3)
	2014	2015	2016	2017	2018	2019	Short-Term	Long-Term
Municipal III	$9,012,699	—	$2,478,209	$11,389,399	$116,860,369	$695,314	$4,330,499	$2,438,220
California Municipal III	8,216,646	—	1,376,562	9,243,137	89,815,298	—	6,881,787	935,627
New York Municipal III	1,605,360	—	426,250	3,263,786	26,935,773	—	648,640	—

For the year ended September 30, 2013, the Funds had capital loss carryforwards which were utilized and/or expired as follows:

		Post-Enactment Utilized
	Expired	Short-Term	Long-Term
Municipal III	$14,905,572	—	—
California Municipal III	11,508,959	—	$3,970,760
New York Municipal III	2,109,136	$716,159	—

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30, 2013, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In-Capital In Excess of Par
Municipal III (b)(c)(d)	$10,526	$14,895,046	$(14,905,572)
California Municipal III (a)(b)(c)(d)	5,945	11,503,014	(11,508,959)
New York Municipal III (b)(c)(d)	(2,882)	2,112,018	(2,109,136)

These permanent “book-tax” differences were primarily attributable to:

(a)	Differing treatment of Inverse Floaters
(b)	Expiring Capital Loss Carryforwards
(c)	Amortization on upfront payments on swaps.
(d)	Reversal of periodic swap payments.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

40	September 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

6. Income Tax Information (continued)

At September 30, 2013, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Municipal III	$493,361,667	$27,705,357	$11,231,326	$16,474,031
California Municipal III	308,572,556	20,552,974	8,037,312	12,515,662
New York Municipal III	77,329,907	3,536,268	1,767,105	1,769,163

Differences between book and tax cost basis were attributable to Inverse Floater transactions and/or wash sale loss deferrals.

7. Auction-Rate Preferred Shares

Municipal III has 1,512 shares of Preferred Shares Series A, 1,512 shares of Preferred Shares Series B, 1,512 shares of Preferred Shares Series C, 1,512 shares of Preferred Shares Series D and 1,512 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal III has 2,500 shares of Preferred Shares Series A and 2,500 shares of Preferred Shares Series B outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal III has 1,280 shares of Preferred Shares Series A outstanding, with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended September 30, 2013, the annualized dividend rates ranged from:

	High	Low	September 30, 2013
Municipal III:
Series A	0.377%	0.083%	0.114%
Series B	0.377%	0.083%	0.114%
Series C	0.377%	0.083%	0.114%
Series D	0.377%	0.083%	0.114%
Series E	0.377%	0.083%	0.114%

California Municipal III:
Series A	0.377%	0.083%	0.114%
Series B	0.377%	0.083%	0.114%

New York Municipal III:
Series A	0.377%	0.083%	0.114%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Annual Report	| September 30, 2013	41

Notes to Financial Statements

PIMCO Municipal Income Funds III

September 30, 2013

7. Auction-Rate Preferred Shares (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected. In the Fall of 2012, S&P Evaluation Services announced that it would discontinue providing the S&P Weekly High Grade Municipal Bond Index (formerly, the Kenny S&P 30-Day High Grade Municipal Bond Index) (the “Prior Index”) effective January 1, 2013. The Funds’ Boards approved the use of the S&P Municipal Bond 7-day High Grade Rate Index in replacement of the Prior Index to calculate ARPS dividend rates on and after January 1, 2013, as well as corresponding amendments to the Funds’ bylaws.

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2013, the following dividends were declared to common shareholders payable November 1, 2013 to shareholders of record on October 11, 2013.

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

On November 1, 2013, the following dividends were declared to common shareholders payable December 2, 2013 to shareholders of record on November 12, 2013.

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

There were no other subsequent events identified that require recognition or disclosure.

42	September 30, 2013 |	Annual Report

Financial Highlights

PIMCO Municipal Income Fund III

For a common share outstanding throughout each year:

	Year ended September 30,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$11.02	$9.69		$10.29		$10.16		$10.81

Investment Operations:
Net investment income	0.75	0.83		0.87		0.86		0.96
Net realized and change in unrealized gain (loss)	(1.34)	1.35		(0.61)		0.13		(0.67)
Total from investment operations	(0.59)	2.18		0.26		0.99		0.29

Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.60)	2.17		0.24		0.97		0.19

Dividends to Common Shareholders from Net Investment Income	(0.84)	(0.84)		(0.84)		(0.84)		(0.84)
Net asset value, end of year	$9.58	$11.02		$9.69		$10.29		$10.16
Market price, end of year	$10.45	$13.31		$10.75		$11.45		$11.29
Total Investment Return (1)	(15.39)%	33.20%		2.01%		9.90%		11.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$311,231	$357,139		$313,021		$330,840		$324,921
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.27%	1.27	%(5)	1.44	%(5)	1.40	%(5)	1.92	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.20%	1.17	%(5)	1.28	%(5)	1.26	%(5)	1.44	%(5)
Ratio of net investment income to average net assets (2)	7.04%	8.00	%(5)	9.39	%(5)	8.78	%(5)	11.23	%(5)
Preferred shares asset coverage per share	$66,168	$72,239		$66,404		$68,760		$67,977
Portfolio turnover rate	20%	25%		14%		7%		58%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.

See accompanying Notes to Financial Statements	| September 30, 2013 |	Annual Report	43

Financial Highlights

PIMCO California Municipal Income Fund III

For a common share outstanding throughout each year:

	Year ended September 30,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$10.23	$9.08		$9.65		$9.55		$11.13

Investment Operations:
Net investment income	0.79	0.81		0.77		0.76		0.88
Net realized and change in unrealized gain (loss)	(1.20)	1.07		(0.60)		0.08		(1.64)
Total from investment operations	(0.41)	1.88		0.17		0.84		(0.76)

Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.42)	1.87		0.15		0.82		(0.86)

Dividends to Common Shareholders from Net Investment Income	(0.72)	(0.72)		(0.72)		(0.72)		(0.72)
Net asset value, end of year	$9.09	$10.23		$9.08		$9.65		$9.55
Market price, end of year	$9.36	$11.68		$9.53		$10.39		$10.03
Total Investment Return (1)	(13.98)%	31.62%		(0.47)%		11.94%		3.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$200,245	$224,596		$198,748		$210,317		$207,173
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.35%	1.34	%(5)	1.48	%(5)	1.45	%(5)	1.77	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.25%	1.20	%(5)	1.32	%(5)	1.31	%(5)	1.48	%(5)
Ratio of net investment income to average net assets (2)	7.93%	8.40	%(5)	9.01	%(5)	8.39	%(5)	10.82	%(5)
Preferred shares asset coverage per share	$65,049	$69,918		$64,749		$67,061		$66,432
Portfolio turnover rate	25%	10%		11%		3%		48%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.

44	Annual Report	| September 30, 2013 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO New York Municipal Income Fund III

For a common share outstanding throughout each year:

	Year ended September 30,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$9.65	$8.82		$9.38		$9.10		$11.45

Investment Operations:
Net investment income	0.62	0.77		0.69		0.66		0.78
Net realized and change in unrealized gain (loss)	(1.12)	0.70		(0.60)		0.27		(2.40)
Total from investment operations	(0.50)	1.47		0.09		0.93		(1.62)

Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.51)	1.46		0.07		0.91		(1.72)

Dividends to Common Shareholders from Net Investment Income	(0.63)	(0.63)		(0.63)		(0.63)		(0.63)
Net asset value, end of year	$8.51	$9.65		$8.82		$9.38		$9.10
Market price, end of year	$9.30	$10.66		$9.00		$9.81		$9.65
Total Investment Return (1)	(6.83)%	26.56%		(1.27)%		8.98%		4.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$48,007	$54,327		$49,490		$52,400		$50,528
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.65%	1.64	%(5)	1.73	%(5)	1.66	%(5)	2.30	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.56%	1.50	%(5)	1.58	%(5)	1.56	%(5)	1.74	%(5)
Ratio of net investment income to average net assets (2)	6.72%	8.42	%(5)	8.07	%(5)	7.39	%(5)	9.42	%(5)
Preferred shares asset coverage per share	$62,505	$67,441		$63,663		$65,936		$64,474
Portfolio turnover rate	17%	16%		9%		12%		33%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.

See accompanying Notes to Financial Statements	| September 30, 2013 |	Annual Report	45

Report of Independent Registered Public Accounting Firm

PIMCO Municipal Income Funds III

To the Shareholders and Board of Trustees of

PIMCO Municipal Income Fund III,

PIMCO California Municipal Income Fund III and

PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2013

46	September 30, 2013 |	Annual Report

Tax Information/Annual Shareholder Meeting Results (unaudited)

PIMCO Municipal Income Funds III

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

For the year ended September 30, 2013, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal III	98.49%
California Municipal III	88.43%
New York Municipal III	97.42%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meetings of shareholders on December 19, 2012. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal III
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2015-2016 fiscal year	27,799,497	939,216
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2015-2016 fiscal year	27,774,029	964,684
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2015-2016 fiscal year	5,939	99

California Municipal III
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2015-2016 fiscal year	17,206,487	596,964
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2015-2016 fiscal year	17,243,283	533,168
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2015-2016 fiscal year	3,608	173

New York Municipal III
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2015-2016 fiscal year	4,315,551	298,730
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2015-2016 fiscal year	4,315,551	298,730
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2015-2016 fiscal year	1,149	—

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, and John C. Maney†, continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Annual Report	| September 30, 2013	47

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

PIMCO Municipal Income Funds III

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for open-end funds managed by the Sub-Adviser with similar investment objectives and policies to those of the Funds, (iv) the estimated profitability to the Investment Manager from its relationship with the Funds for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the

48	September 30, 2013 |	Annual Report

Matters Relating to the Trustees’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Municipal Income Funds III

Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and preferred shares outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged separate administration fees (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual

Annual Report	| September 30, 2013	49

Matters Relating to the Trustees’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Municipal Income Funds III

expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements.

Municipal III

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eleven closed-end funds, including the Fund and two other funds in the Allianz fund complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the eleven funds in the expense group ranged from $277.2 million to $664.6 million, and that seven of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of eleven funds in the expense group for total expense ratio based on common share assets, fifth out of eleven funds in the expense group for total expense ratio based on common share and leveraged assets combined, eighth out of eleven funds in actual management fees based on common share assets and seventh out of eleven funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eleventh having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods and fifth quintile performance for the five-year and ten-year periods ended March 31, 2013.

California Municipal III

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and two other funds in the Allianz fund complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $33.1 million to $335.7 million, and that four of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked first out of nine funds in the expense group for total expense ratio based on common share assets, third out of nine funds in the expense group for total expense ratio based on common share and leveraged assets combined, fourth out of nine funds in actual management fees based on common share assets and fifth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods and fifth quintile performance for the five-year and ten-year periods ended March 31, 2013.

New York Municipal III

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund and two other funds in the Allianz fund complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the eight funds in the expense group ranged from $51.7 million to $219 million, and that all of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of eight funds in the

50	September 30, 2013 |	Annual Report

Matters Relating to the Trustees’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Municipal Income Funds III

expense group for total expense ratio based on common share assets and for total expense ratio based on common share and leveraged assets combined, fifth out of eight funds in actual management fees based on common share assets and fourth out of eight funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year period, second quintile performance for the three-year period, and fifth quintile performance for the five-year and ten-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by the Sub-Adviser to open-end funds with similar investment objectives and strategies to those of the Funds. The Trustees noted that the management fees paid by the Funds are higher than the fees paid by the open-end funds offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that the Sub-Adviser does not manage any institutional or separate accounts, with investment strategies and return profiles similar to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Funds’ average daily net assets, inclusive of any assets attributable to preferred shares). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why each Fund’s use of preferred shares continues to be appropriate and in the best interests of the respective Fund’s common shareholders under current market conditions.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

Annual Report	| September 30, 2013	51

Matters Relating to the Trustees’ Consideration of the Investment Management &

Portfolio Management Agreements (unaudited) (continued)

PIMCO Municipal Income Funds III

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

52	September 30, 2013 |	Annual Report

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Municipal Income Funds III

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information.

Annual Report	| September 30, 2013	53

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Municipal Income Funds III

In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

54	September 30, 2013 |	Annual Report

Dividend Reinvestment Plan (unaudited)

PIMCO Municipal Income Funds III

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid

Annual Report	| September 30, 2013	55

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Municipal Income Funds III

and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

56	September 30, 2013 |	Annual Report

Board of Trustees (unaudited)

PIMCO Municipal Income Funds III

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2003

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Annual Report	| September 30, 2013	57

Board of Trustees (unaudited) (continued)

PIMCO Municipal Income Funds III

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center

(since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 85 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a Member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

58	September 30, 2013 |	Annual Report

Fund Officers (unaudited)

PIMCO Municipal Income Funds III

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; and of The Korea Fund, Inc. President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of the Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Annual Report	| September 30, 2013	59

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ606AR_093013

AGI-2013-10-03-7870

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,370 in 2012 and $45,000 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $11,119 in 2012 and $8,333 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,800 in 2012 and $10,800 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund III (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares) Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $6,899,693 and the 2013 Reporting Period was $7,487,883.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND III

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND III

(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of November 29, 2013, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMX), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund III (PYN) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 43 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of September 30, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PMX	22	4,738.22	0	0	11	1,165.47
	PZC	22	4,849.34	0	0	11	1,165.47
	PYN	22	5,001.78	0	0	11	1,165.47

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of September 30, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•	Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of September 30, 2013.

PIMCO Municipal Income Fund III PIMCO California Municipal Income Fund III PIMCO New York Municipal Income Fund III
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joe Deane	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Municipal Income Fund III

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	November 29, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	November 29, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2013